EXHIBIT 99.1
This Statement on Form 4 is filed by the Reporting Persons listed below. The principal business address of the Reporting Persons is 200 Clarendon Street,
Boston, Massachusetts 02116.

Name of Designated Filer: BAIN CAPITAL INVESTORS LLC

Date of Event Requiring Statement: November 19, 2020.

Issuer Name: Veritiv Corp. [VRTV]

BAIN CAPITAL INVESTORS, LLC

BY: /s/ Michael D. Ward
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Name: Michael D. Ward
Title: Managing Director

BAIN CAPITAL PARTNERS VII, L.P.
BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Managing Director

BAIN CAPITAL FUND VII, LLC
BY: BAIN CAPITAL FUND VII, L.P., its sole member
BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner
BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Managing Director

BAIN CAPITAL FUND VII, L.P.
BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner
BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, LLC
BY: BAIN CAPITAL VII COINVESTMENT FUND, L.P., its sole member
BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner
BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, L.P.
BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner
BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Managing Director

UWW HOLDINGS, LLC

BY: /s/ Jay P. Corrigan
    -----------------------
Name: Jay P. Corrigan
Title: Manager, Vice President and Secretary

BCIP ASSOCIATES III, LLC
BY: BCIP ASSOCIATES III, its manager
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP ASSOCIATES III
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP ASSOCIATES III-B, LLC
BY: BCIP ASSOCIATES III-B, its manager
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP ASSOCIATES III-B
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP T ASSOCIATES III, LLC
BY: BCIP TRUST ASSOCIATES III, its manager
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP TRUST ASSOCIATES III
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP T ASSOCIATES III-B, LLC
BY: BCIP TRUST ASSOCIATES III-B, its manager
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

BCIP TRUST ASSOCIATES III-B
BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Authorized Signatory

J5M4T3B2P2CEYA, LLC
BY: BAIN CAPITAL FUND VII, L.P., its managing member
BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner
BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY: /s/ Michael D. Ward
    -----------------------
Name: Michael D. Ward
Title: Managing Director